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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 1, 2002 (August 1, 2002)



                            GLOBALSANTAFE CORPORATION
               (Exact name of registrant as specified in charter)



          Cayman Islands                  1-14634              98-0108989
(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         file number)        Identification No.)



    777 N. Eldridge Parkway,  Houston, Texas                77079-4493
    (Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (281) 596-5100



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Item 7.  Financial Statements and Exhibits

(c) Exhibits

          99.1    GlobalSantaFe Fleet Status as of August 1, 2002.

Item 9.  Regulation FD Disclosure

Once during the first half of each calendar month and until further notice, GlobalSantaFe Corporation publishes a list containing information about the status of each rig in its oil and gas drilling rig fleet. The list includes each rig's rated water depth (in the case of offshore rigs) or drilling depth (in the case of land rigs), design, location, and contract status, including information regarding the dayrate being earned by the rig. Information in the list for August 2002 is as of August 1, 2002. The list is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 9, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GLOBALSANTAFE CORPORATION



Date: August 1, 2002               By:     /s/ Alexander A. Krezel
                                      ------------------------------------------
                                               Alexander A. Krezel
                                        Vice President, Associate General
                                         Counsel and Assistant Secretary

                                Index to Exhibits

Exhibit
Number           Description
--------         -----------
  99.1           GlobalSantaFe Fleet Status as of August 1, 2002.